--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                             Virginia Tax-Free Funds
--------------------------------------------------------------------------------
                                February 28, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

VIRGINIA TAX-FREE FUNDS

* Municipal bonds, nationally and in Virginia, performed well during the past 6- and 12-month periods, buoyed by subdued inflation and credit-quality upgrades.

* A phaseout of the personal property tax should not affect the state's high credit ratings given recent revenue growth and sound budget management.

* The Virginia Short-Term Tax-Free Bond and Virginia Tax-Free Bond Funds participated in the rally, but each was modestly short of its peer group for the 6- and 12-month periods.

* Despite difficulties imposed by the characteristics of the Virginia market, both funds took steps to benefit from falling interest rates and a rally in high-yield debt.

* We expect municipals to do well in 1998 as long as inflation is benign and the economy remains healthy.

FELLOW SHAREHOLDERS

     The municipal bond market and your funds enjoyed good returns for the past 6- and 12-month periods, fueled by low inflation and credit upgrades. In the aftermath of the crises in Southeast Asia, domestic bonds, including municipals, appreciated as investors sought the relative stability of the U.S. fixed income markets.

MARKET ENVIRONMENT

     After a sharp rise last March, interest rates plummeted for most of the past year and especially during the six months ended February 28, 1998. Municipal bond prices rose as yields declined, with long-term AAA-rated bonds breaking below the 5% level. Intermediate yields fell in tandem with long-term rates, but short-term rates fell less sharply. Virginia bond yields followed national trends, as shown in the chart.

     [Virginia Bond Yields Graph. A 2-line chart showing the Virginia Bond Index yields and the Virginia 3-Year General Obligation Bond yields between 2/28/97 and 2/28/98]

     The major influence on rates was, and continues to be, a lack of rising inflationary pressures. In1997, consumer prices increased at an annual rate of 1.7%, the lowest since 1986. Despite an impressive rate of economic growth, the Federal Reserve did not see any need to change short-term interest rates after March 1997, and taxable as well as tax-free bonds benefited strongly. The healthy economic environment led to improving credit quality in the municipal market, with upgrades exceeding downgrades by seven to one.

     Virginia's economy continued to outpace the nation's. Nonfarm jobs grew by 2.7% in December, and, concurrently, the state's unemployment rate was only 3.1%, or 70% of the U.S. average. Business services and retail trade were particular areas of strength as the economy moved away from a reliance on government jobs. The state's official forecast for the coming fiscal year calls for job expansion of around 2%, with wage rates growing faster than inflation. High tech manufacturing is expected to continue to spur overall activity and add thousands of jobs in certain areas of Virginia. Motorola recently announced plans to commence construction in mid-1998 on a $3 billion semiconductor manufacturing campus in the Richmond area that is expected to employ 2,500. In addition, the Commonwealth continues to significantly increase investment in the Hampton Roads region, in part financed with municipal bonds.

     The Commonwealth's credit is supported by historically conservative financial management. Over the last several years, growth of personal income and tax receipts has exceeded projections. It's anticipated that the constitutionally dedicated Revenue Stabilization Fund will have $215 million on deposit by June 30. The new Governor, James S. Gilmore, has proposed a phaseout of the personal property tax by 2002. Because of the state's comfortable financial position and expected direct reimbursement to local governments, we do not expect any serious credit implications from a tax cut. Pay-as-you-go funding remains an emphasis for state capital projects and, as a result, statewide supply of long-term municipal bond issues was down 6% last year. Virginia local government finances also remain in generally good shape.

VIRGINIA SHORT-TERM TAX-FREE BOND FUND

     The fund gained 2.50% over the last six months, in line with the Lipper Short Municipal Debt Funds Average. The fund's returns over that period comprised a 1.90% income gain and 0.60% gain in share price. A relatively conservative investment strategy in the early part of the year kept our 12-month returns behind our peer group's average. However, the fund provided a significantly better return than the average tax-exempt municipal money market fund with only modest additional risk.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 2/28/98                      6 Months             12 Months
--------------------------------------------------------------------------------
Virginia Short-Term
Tax-Free Bond Fund                            2.50%                 4.48%

Lipper Short Municipal
Debt Funds Average                            2.53                  4.60
================================================================================

     After starting 1997 with a cautious stance toward interest rate risk, we began extending the fund's duration in August, when a mild uptick in rates pushed down the prices on longer duration bonds. (Duration is a measure of interest rate risk, where longer duration issues react more strongly to interest rate fluctuations.) Then, in October and November, falling Treasury bond yields prompted us to move to a more aggressive stance, especially since a late-year pickup in municipal bond issuance helped reduce prices to attractive levels. By the end of the fiscal year, duration stood at 2.5 years, versus 1.8 years at the end of August.

     We accomplished this change by increasing the fund's allocation to bonds with maturities longer than five years from 0% to 8%. In the rest of the portfolio, however, the maturity structure was basically unchanged. The fund's holdings are still "laddered," with roughly 40% of assets maturing in two years and 30% in three years.

     Supply in the second half of the period provided opportunities to increase the yield of the fund by purchasing some insured and lower-rated bonds. As a result, the fund's average credit quality moved from AA+ to AA. However, while we continue to look for higher-yielding opportunities, the relatively high quality of Virginia municipal bonds makes it difficult to find lower-quality bonds with attractive yields.

VIRGINIA TAX-FREE BOND FUND

     We are pleased to report robust 4.83% and 9.03% returns for the 6- and 12-month periods, respectively. These returns, while modestly trailing the peer group average, reflect a strong market for municipal bonds for the period and for the year. Income distributions were in line with prior periods.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 2/28/98                     6 Months             12 Months
--------------------------------------------------------------------------------
Virginia Tax-Free Bond Fund                  4.83%                 9.03%

Lipper Virginia Municipal
Debt Funds Average                           5.03                  9.24
================================================================================

     Over the past several years we have consistently emphasized housing bonds and hospitals in our investment strategy. This approach has served us well, as these sectors usually offer premium yields compared with other segments of the market. Nonetheless, in a period of rapidly falling rates, such as the last six months, housing bonds in particular tend to appreciate less than other sectors of the market. Despite efforts to pare these positions at the outset of the period, they imposed a slight drag on our performance compared with the peer group. Over the longer term, we continue to believe the extra income housing securities provide will offset their temporary disadvantage in periods like the past six months.

     The Virginia economy continued to grow consistently, bolstering the credit quality of municipal issuers across the state. To benefit from this improved credit quality, we added several new general obligations from issuers including Norfolk, Chesapeake, and Manassas.

     Because so many of Virginia's bonds were high quality, opportunities to add yield with lower-quality bonds were not plentiful. With the supply of high-yield bonds slight and demand strong, the difference ("spread") in yield between investment-grade and noninvestment-grade credits is at historic lows. This situation heightened our conservative approach to noninvestment-grade issues; as a result, the fund carried only a small allocation. Our approach detracted from total return for the year, since high-yield bonds were the best-performing sector of the municipal market. We will continue to utilize our proprietary credit research to look for prudent opportunities to add to this sector if yield spreads are appropriate.

     We have long pursued a strategy of emphasizing noncallable bonds, which carry more predictable and better price performance than callable bonds, especially in a falling rate environment. As part of this effort, we have selectively eliminated some of the older, higher-coupon positions that are typically called by their issuers prior to maturity. Selling older bonds sometimes entails realizing a large capital gain. However, we believe the effort is worthwhile if we can minimize the distribution of gains. Managing call risk properly helps us preserve the highest possible income for our shareholders. This strategy aided total returns for the period, and we expect to continue using it going forward.

OUTLOOK

     The problems in Asia could affect the U.S. economy and slice a bit off 1998 growth, but the so-called Asian flu does not appear serious enough to precipitate a downturn while domestic consumer demand remains healthy. The recent Congressional testimony of Federal Reserve officials suggests that the Fed will leave monetary policy unchanged until it fully appraises the impact of Asia's problems on the U.S. economy.

     Municipal bonds produced good results over the last 12 months despite the steady growth of new issuance. However, we ended the year with a slightly more cautious view. A surge in issuance in the first quarter of 1998 meant we were paid to be patient as yields rose from their lows in mid-January. Municipal bonds look attractive compared with taxable alternatives, which could represent an opportunity to buy bonds at higher yields.

     We anticipate slower economic growth in 1998, continued low inflation, and stable monetary policy, all of which should be favorable for the municipal bond market.

Respectfully submitted,

/s/

Charles B. Hill
Chairman of the Investment Advisory Committee
Virginia Short-Term Tax-Free Bond Fund

/s/

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Virginia Tax-Free Bond Fund

March 20, 1998

T. Rowe Price Virginia Tax-Free Funds
================================================================================
Portfolio Highlights

Key statistics
                                                           8/31/97      2/28/98

Virginia Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------
Price Per Share ......................................      $ 5.12       $ 5.15
Dividends Per Share
        For 6 months .................................        0.10         0.10
        For 12 months ................................        0.20         0.19
Dividend Yield *
        For 6 months .................................        3.86%        3.83%
        For 12 months ................................        3.91         3.88
Weighted Average Maturity (years) ....................         2.0          2.8
Weighted Average Effective Duration (years) ..........         1.8          2.5
Weighted Average Quality ** ..........................         AA+           AA

Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Price Per Share ......................................      $11.20       $11.45
Dividends Per Share
        For 6 months .................................        0.29         0.29
        For 12 months ................................        0.57         0.57
Dividend Yield *
        For 6 months .................................        5.23%        5.12%
        For 12 months ................................        5.34         5.24
Weighted Average Maturity (years) ....................        17.7         17.3
Weighted Average Effective Duration (years) ..........         7.4          6.8
Weighted Average Quality ** ..........................          AA          AA-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.
================================================================================

T. Rowe Price Virginia Tax-Free Funds
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Sector Diversification
                                                         Percent of  Percent of
                                                         Net Assets  Net Assets
                                                            8/31/97     2/28/98
Virginia Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------
Prerefunded Bonds ......................................         53%         44%
General Obligation - Local .............................         15          19
Water and Sewer Revenue ................................         --          10
General Obligation - State .............................          4           6
Ground Transportation Revenue ..........................         --           5
Life Care/Nursing Home Revenue .........................          1           3
Air and Sea Transportation Revenue .....................          4           3
Industrial and Pollution Control Revenue ...............         --           3
Hospital Revenue .......................................          4           2
Solid Waste Revenue ....................................          2           2
All Other ..............................................         15           2
Other Assets Less Liabilities ..........................          2           1
--------------------------------------------------------------------------------
Total ..................................................        100%        100%

Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Hospital Revenue .......................................         20%         20%
Housing Finance Revenue ................................         12          11
Prerefunded Bonds ......................................         11          10
General Obligation - Local .............................          7           8
Educational Revenue ....................................          7           8
Air and Sea Transportation Revenue .....................          3           7
Water and Sewer Revenue ................................          7           7
General Obligation - State .............................          4           6
Lease Revenue ..........................................          4           6
Industrial and Pollution Control Revenue ...............          7           6
Dedicated Tax Revenue ..................................          6           5
Miscellaneous Revenue ..................................          5           3
Solid Waste Revenue ....................................          3           2
Escrowed to Maturity ...................................          2           2
All Other ..............................................          1           1
Other Assets Less Liabilitie ...........................          1          -2
--------------------------------------------------------------------------------
Total ..................................................        100%        100%
================================================================================

T. Rowe Price Virginia Tax-Free Funds
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Virginia Short-Term Tax-Free Bond Fund SEC graph shown here]

{Virginia Tax-Free Bond Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                Since  Inception
Periods Ended 2/28/98          1 Year   3 Years   5 Years   Inception       Date
--------------------------------------------------------------------------------
Virginia Short-Term
Tax-Free Bond Fund              4.48%     4.74%        -        5.10%   11/30/94
Virginia Tax-Free Bond Fund     9.03      8.21      6.39%       7.91     4/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Virginia Short-Term Tax-Free Bond Fund
====================================================================================================================================
                                           For a share outstanding throughout each period

====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                                              Year                                                      11/30/94
                                                             Ended                                                       through
                                                           2/28/98              2/28/97              2/29/96             2/28/95
NET ASSET VALUE
Beginning of period ............................        $     5.13           $     5.16           $     5.06           $    5.00
Investment activities
        Net investment income ..................              0.19*                0.20*                0.21*               0.05*
        Net realized and
        unrealized gain (loss) .................              0.03                (0.03)                0.11                0.06
        Total from
        investment activities ..................              0.22                 0.17                 0.32                0.11
Distributions
        Net investment income ..................             (0.19)               (0.20)               (0.21)              (0.05)
        Net realized gain ......................             (0.01)                --                  (0.01)               --
        Total distributions ....................             (0.20)               (0.20)               (0.22)              (0.05)
NET ASSET VALUE
End of period ..................................        $     5.15           $     5.13           $     5.16           $    5.06
Ratios/Supplemental Data
Total return ...................................              4.48%*               3.33%*               6.43%*              2.28%*+
Ratio of expenses to
average net assets .............................              0.65%*               0.65%*               0.65%*              0.65%*+
Ratio of net investment
income to average
net assets .....................................              3.81%*               3.84%*               4.07%*              4.43%*+
Portfolio turnover rate ........................              75.0%                32.5%                36.4%               14.8%+
Net assets, end of period
(in thousands) .................................        $   20,361           $   16,314           $   12,480           $   4,965

*    Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/98.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Tax-Free Bond Fund
====================================================================================================================================
                                           For a share outstanding throughout each period

====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                                  Year
                                                 Ended
                                               2/28/98           2/28/97            2/29/96            2/28/95            2/28/94
NET ASSET VALUE
Beginning of period ..................     $     11.05       $     11.09        $     10.56        $     11.00        $     11.06
Investment activities
        Net investment income ........            0.57              0.57*              0.57*              0.57*              0.56*
        Net realized and
        unrealized gain (loss) .......            0.40             (0.04)              0.53              (0.43)              0.09
        Total from
        investment activities ........            0.97              0.53               1.10               0.14               0.65
Distributions
        Net investment income ........           (0.57)            (0.57)             (0.57)             (0.57)             (0.56)
        Net realized gain ............            --                --                 --                (0.01)             (0.15)
        Total distributions ..........           (0.57)            (0.57)             (0.57)             (0.58)             (0.71)
NET ASSET VALUE
End of period ........................     $     11.45       $     11.05        $     11.09        $     10.56        $     11.00
Ratios/Supplemental Data
Total return .........................            9.03%             5.00%*            10.69%*             1.51%*             5.99%*
Ratio of expenses to
average net assets ...................            0.58%             0.65%*             0.65%*             0.65%*             0.65%*
Ratio of net investment
income to average
net assets ...........................            5.12%             5.23%*             5.27%*             5.49%*             5.03%*
Portfolio turnover rate ..............            64.3%             66.2%              93.7%              89.1%              61.8%
Net assets, end of period
(in thousands) .......................     $   238,282       $   195,783        $   178,750        $   155,278        $   168,715

*    Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Short-Term Tax-Free Bond Fund
================================================================================
                                                               February 28, 1998

================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                                    Par    Value
                                                                    In thousands

VIRGINIA  92.9%
Arlington County, GO, 5.40%, 8/1/01 .........................   $ 1,000   $1,048
Augusta County IDA, Augusta Hosp ............................
                6.10%, 9/1/00 (AMBAC Insured) ...............        60       63
Bedford County IDA, Pacific, 4.60%, 8/1/04 ..................       500      498
Chesapeake Bay Bridge and Tunnel
                5.10%, 7/1/01 (FGIC Insured) ................       945      977
                6.375%, 7/1/22 (MBIA Insured)
                (Prerefunded 7/1/01+) .......................       690      753
Fairfax County
        GO, Public Improvement, 5.50%, 6/1/99 ...............       400      409
        Ogden Martin, 7.20%, 2/1/99 * .......................       450      464
        Sewer
                5.625%, 7/15/01 .............................     1,000    1,050
                7.00%, 11/15/16 (AMBAC Insured)
                (Prerefunded 11/15/99+) .....................       150      161
Fairfax County IDA, Inova Health, VRDN (Currently 3.40%) ....       100      100
Fairfax County Water Auth ...................................
                6.125%, 1/1/29 (Prerefunded 1/1/00+) ........       250      260
                7.30%, 1/1/21 (Prerefunded 1/1/00+) .........       265      286
Hampton, GO, 6.625%, 1/1/10 (Prerefunded 1/1/00+) ...........       100      107
Hampton Roads Sanitation Dist ...............................
                7.20%, 7/1/09 (Prerefunded 7/1/99+) .........       500      532
Henrico County IDA
        Bon Secours Health, St. Mary's Hosp .................
                7.50%, 9/1/07 (Prerefunded 8/1/00+) .........       750      816
        Henrico County Jail, 5.80%, 8/1/99 ..................       150      154
Hopewell IDA
        Westport Convalescent Center
                5.45%, 10/1/02 ..............................       220      222
                5.60%, 10/1/03 ..............................       235      237
James City and County IDA, Residential Care Fac .............
        Williamsburg Landing, 4.85%, 3/1/98 .................       150      150
Leesburg Utility System, 6.30%, 7/1/17 (MBIA Insured) .......       500      552
Northern Virginia Transportation Dist., Commuter Rail
                7.00%, 7/1/05 (FSA Insured)
                (Prerefunded 7/1/00+) .......................       970    1,055
Petersburg Hosp. Auth .......................................
        Southside Regional Medical Center
                5.60%, 7/1/00 ...............................   $   300   $  310

Portsmouth, GO
        Public Improvement
                5.90%, 11/1/01 ..............................       125      133
                6.10%, 11/1/03 ..............................       750      811
Prince William County, GO, 6.00%, 8/1/99 ....................       685      707
Prince William County Service Auth ..........................
        Water and Sewer, 6.00%, 7/1/00 (FGIC Insured) .......     1,000    1,048
Roanoke, GO, 5.80%, 8/1/00 ..................................       500      523
Roanoke IDA, Roanoke Memorial Hosp ..........................
        Carilion Health System
                6.50%, 7/1/25 (MBIA Insured)
                (Prerefunded 7/1/00+) .......................     2,000    2,116
Upper Occoquan Sewage Auth ..................................
                6.50%, 7/1/17 (MBIA Insured)
                (Prerefunded 7/1/01+) .......................     1,080    1,182
Virginia, GO, 5.00%, 6/1/02 .................................       500      520
Virginia Beach, GO
                6.10%, 8/1/99 ...............................       250      259
                6.70%, 3/1/05 (Prerefunded 3/1/01+) .........       600      654
Virginia Public School Auth .................................
                6.20%, 1/1/05 (Prerefunded 1/1/00+) .........       500      530
Virginia Transportation Board
        U.S. Route 58 Corridor, 5.00%, 5/15/99 ..............       235      239
Total Virginia (Cost $18,755) ...............................             18,926

DISTRICT OF COLUMBIA  2.6%
Metropolitan Washington D.C. Airports Auth ..................
                6.00%, 10/1/00 (MBIA Insured) * .............       500      525
Total District of Columbia (Cost $515) ......................                525

PUERTO RICO  3.5%
Puerto Rico Commonwealth, GO
        Public Improvement, 5.50%, 7/1/99 ..............         700         716
Total Puerto Rico (Cost $709) ..........................         716

Total Investments in Securities
99.0% of Net Assets (Cost $19,979) ............................          $20,167

Other Assets Less Liabilities .................................              194

NET ASSETS ....................................................          $20,361
Net Assets Consist of:
Accumulated net investment income -
net of distributions ..........................................          $     1
Accumulated net realized gain/loss -
net of distributions ..........................................               20
Net unrealized gain (loss) ....................................              188
Paid-in-capital applicable to 3,957,424
no par value shares of beneficial
interest outstanding; unlimited number
of shares authorized ..........................................           20,152

NET ASSETS ....................................................          $20,361
NET ASSET VALUE PER SHARE .....................................          $  5.15

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
FGIC   Financial Guaranty Insurance Company
FSA    Financial Security Assurance Corp.
GO     General Obligation
IDA    Industrial Development Authority
MBIA   Municipal Bond Investors Assurance Corp.
VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Tax-Free Bond Fund
================================================================================
                                                               February 28, 1998
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                                   Par     Value
                                                                    In thousands

VIRGINIA  86.8%
Alexandria IDA
        Ogden Martin
                VRDN (Currently 3.70%) * .....................   $1,000   $1,000
                7.40%, 1/1/08 ................................    2,450    2,457
Alexandria Redev. and Housing Auth., Residential Care Fac ....
        Goodwin House, 6.60%, 10/1/26 ........................    2,000    2,065
Arlington County, GO
                5.375%, 12/1/12 ..............................    1,000    1,054
                6.00%, 6/1/11 ................................    1,000    1,137
                6.00%, 8/1/14 ................................    1,085    1,176
Arlington County IDA
        Arlington Hosp .......................................
                7.00%, 9/1/11 (Prerefunded 9/1/01+) ..........    1,205    1,340
                7.125%, 9/1/21 (Prerefunded 9/1/01+) .........      800      893
        Nature Conservancy, 5.40%, 7/1/17 ....................    1,400    1,436
Augusta County Service Auth., Water and Sewer
                5.00%, 11/1/24 (MBIA Insured) ................    3,400    3,302
Bedford County IDA, Kekoosa Packaging, 5.60%, 12/1/25 * ......    2,000    2,018
Chesapeake Water and Sewer, GO, 5.375%, 12/1/20 ..............    1,500    1,536
Covington and Alleghany County IDA, PCR, Westvaco
                6.65%, 9/1/18 ................................    1,500    1,673
Danville, GO, 7.25%, 3/1/07 (Prerefunded 3/1/99+) ............      350      369
Danville IDA, Danville Regional Medical Center
                6.50%, 10/1/24 (FGIC Insured) ................    3,000    3,316
Fairfax County Economic Dev. Auth ............................
        Ogden Martin, 7.75%, 2/1/11 * ........................    2,000    2,121
Fairfax County Housing Auth., FCRHA Office Building
                7.50%, 6/15/18 ...............................    2,220    2,362
Fairfax County IDA
        Inova Health
                VRDN (Currently 3.40%) .......................    1,100    1,100
                5.00%, 8/15/25 ...............................    3,000    2,892
                6.00%, 8/15/26 ...............................    2,315    2,484
Fairfax County Water Auth ....................................
                5.00%, 4/1/29 ................................    2,750    2,670
                5.80%, 1/1/16 (Escrowed to Maturity) .........    3,610    3,891
                7.30%, 1/1/21 (Prerefunded 1/1/00+) ..........      900      971
Frederick County IDA, Gov't. Complex Fac .....................
                6.50%, 12/1/14 (MBIA Insured) ................   $1,500   $1,677

Fredericksburg IDA
        Hosp. Fac. (MWH MediCorp Obligated Group)
                Residual Interest Bond / Inverse Floater
                (Currently 9.377%), 8/15/23 (FGIC Insured)
                (Prerefunded 8/15/01+) .......................    3,000    3,592
George Mason Univ., 6.375%, 2/1/13 (MBIA Insured) ............    1,415    1,583
Giles County IDA, Hoechst Celanese, 6.625%, 12/1/22 * ........    1,485    1,608
Hampton, Museum, 7.30%, 1/1/14 (Prerefunded 1/1/00+) .........    1,100    1,186
Hampton IDA, Sentara Health, 5.375%, 11/1/15 .................    3,300    3,363
Hampton Roads Medical College
                6.875%, 11/15/11 .............................    1,500    1,627
                6.875%, 11/15/16 .............................      500      541
Hampton Roads Regional Jail Auth .............................
                5.625%, 7/1/16 (MBIA Insured) ................    1,575    1,667
Hanover County IDA
        Memorial Regional Medical Center
                6.375%, 8/15/18 (MBIA Insured) ...............    2,185    2,551
                6.50%, 8/15/10 (MBIA Insured) ................    1,300    1,532
Henrico County IDA
        Bon Secours Health
                6.25%, 8/15/20 (MBIA Insured) ................    1,550    1,791
        Bon Secours Health, St. John's Hosp ..................
                7.50%, 9/1/15 (Prerefunded 7/1/00+) ..........    1,750    1,920
        Bon Secours Health, St. Mary's Hosp ..................
                6.00%, 8/15/16 (MBIA Insured) ................    1,045    1,168
                7.50%, 9/1/07 (Prerefunded 8/1/00+) ..........      375      408
        Browning Ferris, 5.45%, 1/1/14 * .....................    1,000    1,027
        Regional Jail
                6.00%, 8/1/15 ................................    2,415    2,556
                7.00%, 8/1/13 ................................    1,485    1,726
Henry County IDA, Memorial Hosp., 6.00%, 1/1/27 ..............    4,150    4,394
Hopewell IDA
        Colonial Heights Convalescent Center
                5.75%, 10/1/04 ...............................      150      151
        Forest Hill Convalescent Center
                4.75%, 10/1/98 ...............................      125      125
Hopewell IDA
        Forest Hill Convalescent Center
                5.60%, 10/1/03 ...............................   $  100   $  101
                5.90%, 10/1/05 ...............................      240      243
        Westport Convalescent Center
                4.75%, 10/1/98 ...............................      100      100
                5.75%, 10/1/04 ...............................      290      293
Isle of Wight IDA, Union Camp, 6.55%, 4/1/24 * ...............    4,250    4,640
Manassas, GO, 5.25%, 1/1/11 ..................................    1,550    1,621
Martinsville IDA
        Memorial Hosp. of Martinsville and Henry County
                7.00%, 1/1/11 (Prerefunded 1/1/01+) ..........      950    1,023
Newport News, GO, 5.625%, 7/1/14 (MBIA Insured) ..............    4,030    4,278
Newport News Redev. and Housing Auth., 5.85%, 12/20/30 .......    1,400    1,450

Norfolk, GO
                5.25%, 6/1/13 ................................    1,000    1,026
                5.25%, 6/1/14 ................................    2,750    2,810
Norfolk IDA
        Children's Hosp. of The King's Daughters
                7.00%, 6/1/11 (AMBAC Insured)
                (Prerefunded 6/1/01+) ........................    1,150    1,272
        Sentara Hosp .........................................
                6.50%, 11/1/13 ...............................    1,000    1,126
                7.00%, 11/1/20 (Prerefunded 11/1/00+) ........    1,045    1,144
                7.10%, 11/1/10 (Prerefunded 11/1/00+) ........      850      933
Norfolk Redev. and Housing Auth., Merrimack Landing
                5.50%, 12/1/13 ...............................    1,000    1,029
Norfolk Water and Sewer, 5.375%, 11/1/23 (AMBAC Insured) .....    1,270    1,288
Northern Virginia Transportation Dist., Commuter Rail
                6.00%, 7/1/09 (MBIA Insured) .................    1,170    1,322
Peninsula Port Auth ..........................................
        Dominion Terminal, 7.375%, 6/1/20 ....................    2,000    2,213
        Riverside Health, 6.625%, 7/1/18 .....................    3,020    3,298
Portsmouth, GO
                5.00%, 8/1/13 (FGIC Insured) .................      650      654
                5.00%, 8/1/17 (FGIC Insured) .................    4,215    4,158
Prince William County Service Auth ...........................
        Water and Sewer Systems
                4.75%, 7/1/29 (FGIC Insured) .................    2,000    1,867
Roanoke IDA
        Carilion Health, VRDN (Currently 3.70%) $ ............    1,400   $1,400
        Roanoke Memorial Hosp., Carilion Health System
                VRDN (Currently 3.35%) .......................      800      800
                6.125%, 7/1/17 (MBIA Insured) ................    3,905    4,429
Spotsylvania County Water And Sewer
                5.25%, 6/1/22 (MBIA Insured) .................    6,000    6,015
Univ. of Virginia
                VRDN (Currently 3.40%) .......................      300      300
                5.20%, 6/1/15 ................................    2,500    2,527
Univ. of Virginia Hosp., 7.00%, 6/1/10 (Prerefunded 6/1/99+) .    1,400    1,478
Upper Occoquan Sewage Auth., 4.75%, 7/1/29 ...................    1,000      934
Virginia, GO
                5.25%, 12/1/13 ...............................    4,000    4,113
                5.375%, 6/1/16 ...............................    1,500    1,547
                6.50%, 6/1/15 (Prerefunded 6/1/03+) ..........    3,000    3,381
Virginia Beach Dev. Auth .....................................
        Sentara Bayside Hosp., 6.60%, 11/1/09 ................    3,650    3,995
        Virginia Beach General Hosp ..........................
                6.00%, 2/15/10 (AMBAC Insured) ...............    1,000    1,130
Virginia College Building Auth ...............................
        Randolph Macon College, 6.625%, 5/1/13 ...............    1,000    1,088
        Univ. of Richmond, VRDN (Currently 3.40%) ............      260      260
        Washington and Lee Univ., 5.75%, 1/1/19 ..............    1,120    1,172

Virginia HDA
                5.85%, 7/1/12 ................................    1,000    1,036
                6.35%, 11/1/01 ...............................    1,000    1,049
                6.375%, 1/1/26 * .............................    2,000    2,128
                6.45%, 7/1/28 (MBIA Insured) * ...............    2,000    2,140
                6.50%, 5/1/13 * ..............................    2,000    2,127
                6.70%, 7/1/11 ................................    2,660    2,890
                6.80%, 7/1/06 * ..............................    1,000    1,080
                6.85%, 7/1/17 ................................    1,000    1,033
                6.90%, 7/1/13 ................................    1,800    1,871
                6.90%, 7/1/17 ................................    3,500    3,770
                7.05%, 5/1/18 ................................      840      897
                7.10%, 5/1/13 ................................    1,500    1,591
                7.10%, 1/1/17 ................................    2,230    2,338
Virginia Polytechnic Institute and State Univ ................
        Univ. Services
                5.40%, 6/1/11 ................................   $1,250   $1,315
                5.50%, 6/1/16 ................................    3,000    3,131
                5.50%, 6/1/19 ................................    2,100    2,168
Virginia Port Auth ...........................................
        Commonwealth Port Fund, 5.55%, 7/1/12 * ..............    1,255    1,316
        Port Fac., VRDN (Currently 3.61%)
                (MBIA Insured) * .............................    4,900    4,900
Virginia Public Building Auth ................................
                5.75%, 8/1/12 ................................    1,000    1,076
                6.25%, 8/1/15 (Prerefunded 8/1/04+) ..........    1,550    1,733
Virginia Public School Auth ..................................
                5.375%, 8/1/17 ...............................    2,245    2,298
                6.50%, 8/1/12 (Prerefunded 8/1/01+) ..........    1,700    1,862
                6.50%, 8/1/16 ................................    2,890    3,265
Virginia State Univ., Commonwealth Univ., 5.75%, 5/1/21 ......    1,800    1,893
Virginia Transportation Board, Route 28 Project
                6.50%, 4/1/18 ................................    1,000    1,095
Washington County IDA
        Johnston Memorial Hosp ...............................
                6.25%, 7/1/06 ................................    1,660    1,834
                6.75%, 7/1/12 ................................    1,500    1,641
Winchester IDA, Winchester Medical Center
                Embedded Interest Rate Swap
                (Currently 5.05%), 1/1/04 (AMBAC Insured) ....    1,400    1,453
Total Virginia (Cost  $195,790) ..............................           206,844

DISTRICT OF COLUMBIA  5.0%
Metropolitan Washington D.C. Airport Auth ....................
                5.50%, 10/1/23 * .............................    7,000    7,175
                5.75%, 10/1/11 (MBIA Insured) * ..............    1,500    1,599
                6.625%, 10/1/19 (MBIA Insured) * .............    2,800    3,089
Total District of Columbia (Cost $11,142) ....................            11,863

PUERTO RICO  9.9%
Puerto Rico Commonwealth, GO
                7.75%, 7/1/13 (Prerefunded 7/1/98+) ..........  $   100   $  103
                7.75%, 7/1/17 (Prerefunded 7/1/99+) ..........      250      267
        Public Improvement
                Zero Coupon, 7/1/17 ..........................    2,000      749
                Zero Coupon, 7/1/18 ..........................    6,500    2,306
                4.50%, 7/1/23 ................................    3,250    2,927
Puerto Rico Electric Power Auth ..............................
                7.00%, 7/1/07 (Prerefunded 7/1/99+) ..........      630      666
                8.00%, 7/1/08 (Prerefunded 7/1/98+) ..........      125      129
Puerto Rico Highway and Transportation Auth ..................
                5.00%, 7/1/38 ................................    3,000    2,851
                5.50%, 7/1/15 (FSA Insured) ..................    2,000    2,161
                5.50%, 7/1/18 ................................    2,145    2,204
                6.25%, 7/1/14 ................................    1,500    1,720
Puerto Rico Infrastructure Fin. Auth., GO
                5.125%, 7/1/09 (AMBAC Insured) ...............    3,785    4,003
Puerto Rico Municipal Fin. Agency, GO
                5.50%, 7/1/21 (FSA Insured) ..................    3,300    3,433
Puerto Rico Public Building Auth., GO
                7.25%, 7/1/17 (Prerefunded 7/1/98+) ..........      100      103
Total Puerto Rico (Cost $23,080) .............................            23,622

Total Investments in Securities
101.7% of Net Assets (Cost $230,012) .........................        $ 242,329

Other Assets Less Liabilities ................................           (4,047)

NET ASSETS ...................................................        $ 238,282
Net Assets Consist of:
Accumulated net investment income -
net of distributions .........................................        $      11
Accumulated net realized gain/loss -
net of distributions .........................................              895
Net unrealized gain (loss) ...................................           12,317
Paid-in-capital applicable to 20,810,772
no par value shares of beneficial
interest outstanding; unlimited number of
shares authorized ............................................          225,059
NET ASSETS ...................................................        $ 238,282
NET ASSET VALUE PER SHARE ....................................        $   11.45

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
FGIC   Financial Guaranty Insurance Company
FSA    Financial Security Assurance Corp.
GO     General Obligation
HDA    Housing Development Authority
IDA    Industrial Development Authority
MBIA   Municipal Bond Investors Assurance Corp.
PCR    Pollution Control Revenue
VRDN   Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Tax-Free Funds
================================================================================

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
                                                       Short-Term
                                                        Bond Fund      Bond Fund
                                                                    In thousands

                                                             Year          Year
                                                            Ended         Ended
                                                          2/28/98       2/28/98
Investment Income
Interest income .......................................     $ 824      $ 12,006
Expenses
        Investment management .........................        --           895
        Custody and accounting ........................        81            99
        Shareholder servicing .........................        18           167
        Legal and audit ...............................         8             8
        Trustees ......................................         8             9
        Registration ..................................         3            16
        Prospectus and shareholder reports ............         2            18
        Miscellaneous .................................         4             6
        Reimbursed by manager .........................        (4)           --
        Total expenses ................................       120         1,218
Net investment income .................................       704        10,788
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities ....................................        31         2,775
        Futures .......................................        --          (200)
        Net realized gain (loss) ......................        31         2,575
Change in net unrealized gain (loss) on securities ....        65         4,796
Net realized and unrealized gain (loss) ...............        96         7,371
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ................................     $ 800      $ 18,159

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Tax-Free Funds
====================================================================================================================================

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands                                                           Short-Term Bond Fund                               Bond Fund


                                                                    Year                                  Year
                                                                   Ended                                 Ended
                                                                 2/28/98            2/28/97            2/28/98              2/28/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ........................          $    704           $    543           $  10,788           $   9,529
        Net realized gain (loss) .....................                31                 21               2,575                 688
        Change in net unrealized
        gain or loss .................................                65                (71)              4,796              (1,152)
        Increase (decrease) in
        net assets from operations ...................               800                493              18,159               9,065
Distributions to shareholders
        Net investment income ........................              (704)              (543)            (10,788)             (9,529)
        Net realized gain ............................               (32)              --                  --                  --
        Decrease in net assets
        from distributions ...........................              (736)              (543)            (10,788)             (9,529)
Capital share transactions *
        Shares sold ..................................            10,594              8,796              61,472              42,556
        Distributions reinvested .....................               583                399               8,215               7,302
        Shares redeemed ..............................            (7,194)            (5,311)            (34,559)            (32,361)
        Increase (decrease) in
        net assets from capital
        share transactions ...........................             3,983              3,884              35,128              17,497
Net Assets
Increase (decrease)
during period ........................................             4,047              3,834              42,499              17,033
Beginning of period ..................................            16,314             12,480             195,783             178,750
End of period ........................................          $ 20,361           $ 16,314           $ 238,282           $ 195,783
*Share information
        Shares sold ..................................             2,068              1,719               5,461               3,894
        Distributions reinvested .....................               114                 78                 731                 668
        Shares redeeemed .............................            (1,404)            (1,038)             (3,092)             (2,970)
        Increase (decrease)
        in shares outstanding ........................               778                759               3,100               1,592

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Tax-Free Funds
================================================================================
                                                               February 28, 1998

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Virginia Short-Term Tax-Free Bond Fund (the Short-Term Bond Fund) and the Virginia Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on November 30, 1994, and April 30, 1991, respectively.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     PREMIUMS AND DISCOUNTS Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, for the year ended February 28, 1998, were as follows:

================================================================================
                                                  Short-Term
                                                   Bond Fund         Bond Fund

Purchases                                        $16,844,000      $169,727,000
Sales                                             12,731,000       130,966,000

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Capital loss carryforwards utilized by the Bond Fund in fiscal 1998 amounted to $1,653,000.

     In order for the Bond Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

================================================================================
Undistributed net investment income                                     $3,000
Undistributed net realized gain                                         (9,000)
Paid-in-capital                                                          6,000

     At February 28, 1998, the aggregate costs of investments for the Short-Term Bond and Bond Funds for federal income tax and financial reporting purposes were $19,979,000 and $230,012,000, respectively. Net unrealized gain on investments was as follows:

================================================================================
                                                  Short-Term
                                                   Bond Fund         Bond Fund

Appreciated investments                          $   191,000       $12,567,000
Depreciated investments                               (3,000)         (250,000)
Net unrealized gain                              $   188,000       $12,317,000

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $77,000 was payable at February 28, 1998, by the Bond Fund. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1998, which would cause the Short-Term Bond Fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 29, 2000, the Short-Term Bond Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $78,000 of management fees were not accrued by the Short-Term Bond Fund for the year ended February 28, 1998, and $4,000 of other expenses were borne by the manager. Additionally, $102,000 of management fees and expenses remain unaccrued from the prior period.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Short-Term Bond and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $75,000 and $198,000, respectively, for the year ended February 28, 1998, of which $6,000 and $17,000, respectively, were payable at period-end.

T. Rowe Price Virginia Tax-Free Funds
================================================================================

================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
T. ROWE PRICE VIRGINIA TAX-FREE FUNDS

     We have audited the accompanying statement of net assets of T. Rowe Price Virginia Short-Term Tax-Free Bond Fund and T. Rowe Price Virginia Tax-Free Bond Fund (two of the portfolios comprising the T. Rowe Price State Tax-Free Income Trust) as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1998, by correspondence with the custodian and the brokers.

     An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Virginia Short-Term Tax-Free Bond Fund and T. Rowe Price Virginia Tax-Free Bond Fund as of February 28, 1998, the results of their operations, the changes in their net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
March 18, 1998

T. Rowe Price Virginia Tax-Free Funds
================================================================================

================================================================================
Tax Information (Unaudited) for the Tax Year Ended 2/28/98
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Short-Term Bond Fund's distributions to shareholders  included:

     $4,000 from short-term capital gains,

     $28,000  from  long-term   capital  gains,

     $691,000 which qualified as exempt-interest dividends.

The Bond Fund's dividend income included $10,631,000 which qualified as exempt-interest dividends.
================================================================================

T. Rowe Price Shareholder Services
================================================================================
INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          IN PERSON Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          CHECKING Available on most fixed income funds ($500 minimum).

          AUTOMATIC INVESTING From your bank account or paycheck.

          AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

          DISTRIBUTION   OPTIONS   Reinvest   all,   some,   or   none  of  your
          distributions.

          AUTOMATED 24-HOUR SERVICES Including  Tele*AccessRegistration Mark and
          T. Rowe Price OnLine.

          DISCOUNT BROKERAGE*

          INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

          INVESTMENT INFORMATION

          COMBINED STATEMENT Overview of your T. Rowe Price accounts.

          SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

          T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

          PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

          INSIGHTS Educational reports on investment strategies and financial markets.

          INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.
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T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International
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BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS+
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*      Formerly the Equity Index Fund.
** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***    Closed to new investors.
+ Neither the funds nor their share prices are guaranteed or insured by the U.S. government.
Please call for a prospectus. Read it carefully before you invest or send money. The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL:   1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com
T. Rowe Price Associates

100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Virginia Tax-Free Funds.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           C14-050  2/28/98